EXHIBIT 23(a)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated November 1, 1996 included in Thermo Ecotek
        Corporation's Form 10-K for the fiscal year ended September 28, 1996, and to all references to our Firm included in this registration statement.






        ARTHUR ANDERSEN LLP

        Boston, Massachusetts
        August 25, 1997